NUMBER                                                                    SHARES
PA

                           PRECISION AUTO CARE, INC.
          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

            COMMON STOCK                     CUSIP

THIS CERTIFICATE IS TRANSFERABLE IN         SEE REVERSE FOR CERTAIN DEFINITIONS
   CHARLOTTE, NC OR NEW YORK, NY

THIS CERTIFIES THAT





IS THE OWNER OF


 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                       OF
                           PRECISION AUTO CARE, INC.

(the "Corporation"), a Virginia corporation. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED

                           [PRECISION AUTO CARE SEAL]

                           PRECISION AUTO CARE, INC.
                                   CORPORATE
                                      SEAL
                                      1997
             Secretary              VIRGINIA                           President

(C) SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

Countersigned and Registered:
                           FIRST UNION NATIONAL BANK
                                (Charlotte, NC)                   Transfer Agent
By                                                                 and Registrar

                                                            Authorized Signature

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           AMERICAN BANKNOTE COMPANY
              680 BLAIR MILL ROAD
               HORSHAM, PA 19044
                  215-657-3480
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SALESPERSON -       C. SHARKEY -- 215-830-2153
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 /home/joew/inprogress/home14/PRECISION53086
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PRODUCTION COORDINATOR-PAT STOVER-215-830-2155
         PROOF OF OCTOBER 8, 1997
         PRECISION AUTO CARE, INC.
                 H 53086fc
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Opr.          JW                NEW
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          /net/banknote/home46/P2
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


                           PRECISION AUTO CARE, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entirety
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

     UNIF GIFT MIN ACT --  __________ Custodian ___________
                             (Cust)               (Minor)

                           under Uniform Gift to Minors

                           Act ______________________
                                      (State)


     UNIF TRANS MIN ACT -- __________ Custodian ___________
                            (Cust)               (Minor)

                           under Uniform Transfers to Minors

                           Act ______________________
                                      (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, __________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

___________________Shares of Common Stock represented by the within certificate,

and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________  __________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.


     SIGNATURE(S) GUARANTEED: __________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

-------------------------------------------
         AMERICAN BANKNOTE COMPANY
           680 BLAIR MILL ROAD
            HORSHAM, PA  19044
               215-657-3480
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SALESPERSON -   C. SHARKEY -- 215-830-2153
-------------------------------------------
/home/joew/inprogress/home14/PRECISION53086
-------------------------------------------



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PRODUCTION COORDINATOR-PAT STOVER-215-830-2155
          PROOF OF OCTOBER 8, 1997
         PRECISION AUTO CARE, INC.
                H53086bk
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      Opr.          JW               NEW
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           /net/banknote/home46/P2
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